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CINGULAR WIRELESS LLC

EXHIBITS - Compensation arrangement with Ralph de la Vega.

                                                                   EXHIBIT 10.58

                                RALPH DE LA VEGA

                              COMPENSATION PACKAGE

POSITION:                     Chief Operating Officer

EFFECTIVE DATE:               December 31, 2003


SALARY:                       $500,000


2004 EXECUTIVE SHORT-TERM
INCENTIVE AWARD TARGET:       $500,000


2004 LONG-TERM TARGET:        $2,250,000
                              Grants will be based on plan design as approved by the Cingular Board of Directors.
                              Grant date:  April 1, 2004

                              A component of the annual long term grant will be non-performance full value shares (e.g. restricted stock or equivalent) at least equal to the BellSouth Band A officers percentage

RETENTION GRANT:              $2,500,000 of restricted stock units (value mix of
                              60% SBC/40% BLS).
                              Dividend equivalents paid quarterly.
                              3-year cliff vesting.
                              Number of shares will be determined by the closing stock prices on December 31, 2003.

PTO DAYS:                     38 days